UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2022, Biostage, Inc., or the Company, held its Annual Meeting of Stockholders, or the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of two Director Nominees as a Class III Directors, each nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified or until their earlier resignation or removal, (ii) the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and (iii) the approval, on a non-binding advisory basis, of the frequency of future non-binding advisory votes on the compensation of our named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

On such election of director proposal, each of Jason Jing Chen and Herman Sanchez were elected as Class III Directors, each for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jason Jing Chen	7,668,383	11,776	0
Herman Sanchez	7,670,505	9,654	0

Proposal 2 – Approval, by Non-Binding Advisory Vote, of the Compensation of our Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,561,012	15,553	103,594	0

Proposal 3 – Approval, by Non-Binding Advisory Vote, of the Frequency of Future Non-Binding Advisory Votes on the Compensation of our Named Executive Officers

The frequency of the shareholder vote to approve the compensation of the Company’s named executive officers was recommended to be 1 year, by a non-binding advisory vote, as follows:

1 Year	2 Years	3 years	Votes Abstained	Broker Non-Votes
7,539,731	1,684	28,038	\110,706	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

June 22, 2022	/s/ David Green
(Date)	David Green
Interim Chief Executive Officer